SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                            ESB FINANCIAL CORPORATION
_____________________________________________________________________________
             (Exact name of registrant specified in its charter)




       Pennsylvania                 0-19345                      25-1659846
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                          Identification Number)




600 Lawrence Avenue
Ellwood City, Pennsylvania                                          16117
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)




                               (724) 758-5584
_____________________________________________________________________________
             (Registrant's telephone number, including area code)




ESB Financial Corporation
Form 8-K
Page 2


Item 5.   Other Events

     The information to be reported herein is incorporated by reference from the press release, dated September 21, 1999, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               99   Press release dated September 21, 1999.




ESB Financial Corporation
Form 8-K
Page 3

                                SIGNATURES
                                __________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 ESB Financial Corporation
                                                 _________________________
                                                       (Registrant)



Date: September 21, 1999                      By:/s/ Charlotte A. Zuschlag
      __________________                         ____________________________
                                              Charlotte A. Zuschlag
                                              President & Chief Executive
                                                Officer (Principal Executive
                                                Officer)